UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 24, 2004
                _________________________________________________
                Date of Report (Date of earliest event reported)


                       INTERCELL INTERNATIONAL CORPORATION
              _____________________________________________________
             (Exact name of Registrant as specified in its charter)


          Nevada                      0-14306                   84-0928627
      ______________________________________________________________________
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


                           370 17th Street, Suite 3640
                             Denver, Colorado 80202
            ________________________________________________________
              (Address of principal executive offices)   (Zip Code)


                                 (303) 592-1010
             ______________________________________________________
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02(b) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Chief Executive Officer Resignation

On September 24, 2004, Mr. Charles Brunetti submitted his resignation as the Chief Executive Officer of Intercell International Corporation ("the Registrant"). On September 29, 2004, Mr. Brunetti resigned as a Director of the Registrant. Mr. Brunetti will continue to serve as a Manager and Chief Executive Officer and President of the Registrant's wholly-owned subsidiary, Brunetti DEC, LLC.

ITEM 5.02(C) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Chief Executive Officer, President and Director Appointment

On September 29, 2004, the Registrant appointed Mr. Paul H. Metzinger as the Chief Executive Officer, President of the Registrant for a term of two (2) years. He was also appointed as a Director of the Registrant. Mr. Metzinger previously served as the Chief Executive Officer, President and a Director of the Registrant from May 1996 to October 2003.

Prior to becoming a director and officer of the Registrant in May 1996, Mr. Metzinger served as Intercell's General Counsel and practiced securities law in Denver, Colorado. Mr. Metzinger received his J.D. degree in 1967 from Creighton University Law School and his L.L.M. from Georgetown University in 1969. In addition, Mr. Metzinger currently serves as the Chief Executive Officer, President and a Director of NanoPierce Technologies, Inc.

In connection with his appointment, Mr. Metzinger received a stock option, under the registered Intercell International Corporation 1995 Compensatory Stock Option Plan. The option is exercisable for 500,000 shares of the Registrant's common stock. The option has an exercise price of the $0.12 and a term of ten
(10)  years.

Prior to Mr. Metzinger's appointment he held stock options, under the registered Intercell International Corporation 1995 Compensatory Stock Option Plan, exercisable for One Hundred and Seventeen Thousand, Five Hundred (117,500) shares of the Registrant's common stock. The Board of Directors, in connection, with Mr. Metzinger's appointment, cancelled such stock options.

Mr. Metzinger has agreed to serve as the Chief Executive Officer and President without the benefit of an employment agreement. In addition, he has agreed not to take a salary until such time as the Registrant has sufficient financial resources. The beginning of payment and the amount of the salary is to be determined by the Registrant's Board of Directors.

As of the date of the appointment Mr. Metzinger had not been appointed to any committees of the Board of Directors.

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

In connection with Mr. Metzinger's appointment as an officer and director of the Registrant, the Board of Directors of the Registrant, also accepted an investment offer presented by Mr. Metzinger and Mr. Stanley Richards. In exchange for an investment of One Hundred and Twenty Thousand Dollars
($120,000.00),  a  trust  owned  by  the  wife of Mr. Metzinger will receive One
Million,  One  Hundred  Forty-Two  Thousand,  Eight  Hundred  and  Fifty-Seven
(1,142,857) shares of the Registrant's restricted common stock and Mr. Richards will receive Five Hundred and Seventy-One Thousand, Four Hundred and
Twenty-Eight (571,428) shares of the Registrant's restricted common stock. The shares were purchased at a fifty percent (50%) discount from the closing market price on September 27, 2004.

Mr. Richards is related to a member of the Board of Directors of the Registrant.

The  Registrant  relied upon the exemption from registration provided by Section
4(2) of the Securities Act of 1933 in connection with the sale of the securities.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

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
                  (c)  Exhibits: The following exhibit is hereby filed as part of this report on Form 8-K.
                  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of
                  Regulation S-B.


EXHIBIT NO.                                   DESCRIPTION

4.01*             Form of Investment Offer between the Registrant and the Investors


________________
*Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 30, 2004                INTERCELL INTERNATIONAL CORPORATION




                                         /s/ Kristi J. Kampmann
                                         ------------------------------------
                                         Kristi J. Kampmann,
                                         Chief Financial Officer



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